Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB (the "Report") of Genex Pharmaceutical, Inc. (the "Company") for the six months ended June 30, 2007, I, Shuli Zhang, Chief Financial Officer and Treasurer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 26, 2008

/s/ Shuli Zhang
Shuli Zhang
Chief Financial Officer and Treasurer (Principal
Financial and Accounting Officer